UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2014

Cheniere Energy Partners LP Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-36234	36-4767730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On May 9, 2014, Cheniere Energy Partners LP Holdings, LLC (the “Company”) declared a quarterly cash dividend of $0.019 per common share representing limited liability company interest in the Company. The dividend will be payable on May 30, 2014 to shareholders of record as of close of business May 20, 2014. On May 9, 2014, the Company issued a press release announcing the dividend, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. Information included on the Company’s website is not incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description
99.1*            Press Release, dated May 9, 2014

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS LP HOLDINGS, LLC

Date: May 9, 2014	By:	/s/ Michael J. Wortley
	Name:	Michael J. Wortley
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description
99.1*            Press Release, dated May 9, 2014

*Filed herewith